INCORPORATED UNDER THE LAWS
                                       OF
                             THE STATE OF WISCONSIN

NUMBER   2904                                               SHARES  15000
                                (GENROCO LOGO)

                                 GENROCO, INC.

                          5,000,000 SHARES AUTHORIZED

This certifies that              STEPHEN BAILEY

is the owner of                 FIFTEEN THOUSAND

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF $0.02 PAR VALUE OF

                                 GENROCO, INC.

transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endoresed.

     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by it's duly authorized officers and its Corporate Seal to be hereunto affixed.

Dated:   SEPTEMBER 20TH 1999

/s/ Barbara R. Pick              CORPORATE SEAL          /s/ Carl A. Pick
SECRETARY                                                   PRESIDENT

NOTICE:   Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company. The following abbreviation & when used in the inscription on the face of this certificate; shall be construed as though they were written out in full according to applicable laws or regulations

TEN COM - as tenants in common          UNIF GIFT MIN ACT-----Custodian-----
TEN ENT- as tenants by the entireties                    (Cust)       (Minor)
JT TEN - as joint tenants with right         under Uniform Gifts to Minors
     of survivorship and not as              Act -------------------------
     tenants in common.                                (State)

     Additional abbreviations may also be used though not in the above list.

     For Value Received, ----------------- hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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------------------------------------------------------------------------  Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------  Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ---------------/--------------/-----------------------


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NOTICE. THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER